UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013

Tamir Biotechnology, Inc.

(Exact name of registrant as specified in its charter)

000-11088

(Commission File Number)

Delaware	22-2369085
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

12750 High Bluff Drive, Suite 190, San Diego, CA 92130

(Address of principal executive offices, with zip code)

(732) 823-1003

(Registrant's telephone number, including area code)

11 Deer Park Drive, Suite 204, Princeton Corporate Plaza, Monmouth Junction, NJ 08852

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On March 25, 2013, following the recommendation of its Audit Committee, Tamir Biotechnology, Inc. (the “Company”), dismissed CohnReznick LLP (f/k/a J.H. Cohn LLP) (“CohnReznick”) as the Company’s independent registered public accounting firm.

The audit report of CohnReznick on the financial statements of the Company as of July 31, 2010 and 2009 and for the years then ended, which are the most recent fiscal years for which the Company has audited financial statements, did not contain any adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles, except that such report included an explanatory paragraph relating to our ability to continue as a going concern.

During the years ended July 31, 2010 and 2009, and through the date of their dismissal, there were no disagreements between the Company and CohnReznick as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CohnReznick, would have caused CohnReznick to make reference in their reports on the financial statements for such years to the subject matter of the disagreement.

CohnReznick has been provided with a copy of the disclosure under this Item 4.01(a) and has been requested to furnish a letter stating whether or not it agrees with the foregoing statements. Such letter is attached as an Exhibit to this Form 8-K.

(b) On March 25, 2013, following the recommendation of its Audit Committee, the Company engaged Goldman Kurland and Mohidin, LLP (“GKM”), as its independent accountants to audit the Company's financial statements for its fiscal years ended July 31, 2011, 2012 and 2013. In the Company's two most recent fiscal years and subsequent interim periods prior to such engagement, the Company has not (itself or through someone acting on its behalf) consulted with GKM on either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1 Letter of CohnReznick LLP, dated March 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMIR BIOTECHNOLOGY, INC.

Date: March 28, 2013	By:	/s/ Joanne M. Barsa
	Name:	Joanne M. Barsa
	Title:	Chief Financial Officer